STOCK OPTIONS	12 Months Ended
Dec. 31, 2012
STOCK OPTIONS

NOTE 14—STOCK OPTIONS

The Company has a nonqualified stock option plan (“Plan”) to attract, retain, and reward senior officers and directors and provide them with an opportunity to acquire or increase their ownership interest in the Company.

Under terms of the Plan, options for 40,400 shares of common stock were authorized for grant with an additional 4,600 options authorized in 2004. Options cannot be granted at exercise prices less than the fair market value of the stock at the grant date. Options granted under the Plan vest incrementally over periods of 5 to 10 years. The options also vest when the recipient attains age 72 or in the event of a change of control (as defined). The term of each option is ten years.

The Plan was amended at the November 29, 2006 Special Meeting of Stockholders. The number of shares reserved for issuance under the Plan was increased to 100,000 as a result of the 2-for-1 stock split which became effective December 27, 2006.

The fair value of each option award is estimated on the date of grant using a closed-form option valuation model that uses the assumptions in the following table. Expected volatility is based on the historical volatility of the Company’s stock. The expected term of options granted represents the average period of time that options are expected to be outstanding. The risk-free rate for the options granted is based on the U. S. Treasury rate for a similar term as the average expected term of the option.

A summary of the activity in the Plan follows:

	2012	2011
Expected volatility	37.5% - 37.9%	33.4% - 38.5%
Weighted-average volatility	37.7%	35.9%
Expected dividends	0.00%	0.00%
Expected term (in years)	5	5
Risk-free rate	0.60% - 0.69%	0.91% - 1.49%

A summary of option activity under the Plan as of December 31, 2012, and changes during the year then ended, is presented below:

	Shares	Weighted- Average Exercise Price	Weighted- Average Remaining Contractual Term	Aggregate Intrinsic Value
Outstanding, beginning of year	32,330	$19.36
Granted	1,200	3.26
Exercised	—	—
Forfeited or expired	(3,350)	18.74

Outstanding, end of year	30,180	$18.78	4.20	$—

Exercisable, end of year	13,530	$20.42	2.91	$—

The weighted-average grant-date fair value of options granted during the years 2012 and 2011 was $0.50 and $1.05, respectively. No options were exercised for the years ended December 31, 2012 and 2011.

As of December 31, 2012, there was $55,000 of total unrecognized compensation cost related to non-vested share-based compensation arrangements granted under the Plan. That cost is expected to be recognized over a weighted-average period of five years.

During 2012, the Company recognized approximately $12,000 of share-based compensation expense and approximately $5,000 of tax benefit related to the share based compensation expense.